UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04616)

Exact name of registrant as specified in charter:	Putnam High Yield Advantage Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2016

Date of reporting period:	December 1, 2015 — May 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHYIX

Putnam High Yield Advantage Fund

Semiannual report 5|31|16

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Yield
Advantage Fund

Semiannual report
5 | 31 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the midpoint of the 2016 calendar year, the U.S. stock and bond markets have had their share of ups and downs, even as the economy has pulled through some areas of weakness and concerns over slowing growth abroad.

Looking across the broader economic landscape, conditions in the United States appear to be better than elsewhere. Despite a multiyear U.S. bull market and economic recovery, we believe the risk of an imminent recession is low. Consumer spending and housing data remain strong, and while oil prices have rebounded, gas at the pump is substantially less expensive than it was a year ago. Overseas, by contrast, from Europe to Japan and China, we believe multiple headwinds remain.

In every market environment, Putnam’s portfolio managers are employing active, risk-conscious investment strategies backed by support from teams of equity and fixed-income research analysts. In the following pages, you will find an overview of your fund’s performance for the reporting period ended May 31, 2016, as well as an outlook for the financial markets in the coming months.

As always, we believe it is important to regularly consult with your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

Thank you for investing with Putnam.

Putnam High Yield Advantage Fund

An attractive complement to stocks and Treasuries

High-yield bonds have a number of features that can make them a compelling addition to a variety of portfolios. For one, high-yield bonds can be an attractive supplement — or even alternative — to equities. Since the start of the "lost decade" in 2000, high-yield bonds have outpaced stocks by a significant margin, and they have done so with a fraction of the volatility. For investors concerned about the risk entailed in today's equity markets, high-yield bonds may be worth considering.

The fund's managers each have more than 25 years of investment experience

Featured
from left to right:

Paul D. Scanlon, CFA
(industry since 1986)

Norman P. Boucher
(industry since 1985)

Robert L. Salvin
(industry since 1986)

Since 2000, high-yield bonds have outpaced the average annual return of equities by over 70%, and have done so with close to 40% less volatility.

2000–2015	Stocks	High-yield bonds
Average annualized return	4.06%	6.95%
Standard deviation	15.09%	9.05%

80
60
40
20
0
-20
-40
2000
01
02
03
04
05
06
07
08
09
10
11
12
13
14
2015

Sources: S&P, JPMorgan, as of 12/31/15. Stocks are represented by the S&P 500 Index. High-yield bonds are represented by the JPMorgan Developed High Yield Index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance does not indicate future results. You cannot invest directly in an index.

Unlike stocks, bonds are subject to interest-rate risk, which means the prices of the fund's bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative.

High-yield bonds can help diversify a Treasury-oriented portfolio

High-yield bonds can also complement a portfolio geared toward Treasuries, the prices of which tend to move in the opposite direction of interest rates. High-yield bonds generally trade based on investors' perceptions of the health of the underlying corporate issuer, rather than rates alone. In a strengthening economy, corporate fundamentals are often improving, and that can make high-yield bonds more attractive.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

2 High Yield Advantage Fund

High Yield Advantage Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares. † Returns for the six-month period are not annualized, but cumulative.

4	High Yield Advantage Fund

Interview with your fund’s portfolio manager

Paul, what was the market environment like for high-yield bonds during the six-month reporting period ended May 31, 2016?

The early months of the period were volatile, as falling oil prices and mounting fears of an economic slowdown in China weighed on credit markets generally, including high-yield bonds. High-yield credit spreads, or the yield advantage high-yield bonds offered over comparable-maturity U.S. Treasuries, rose significantly, as investors demanded greater compensation for risk that spread beyond the already punished energy and metals/mining sectors. Global economic concerns and heightened volatility overshadowed generally stable fundamentals in many industries.

Market turbulence reached a peak on February 11, after which the market began to benefit from incremental improvements across a broad range of global issues. Oil prices rose well above their January low, China’s central bank eased concerns by implementing additional stimulus measures, and improving U.S. economic data helped allay fears that global economic developments would stall the U.S. expansion. The Federal Reserve backed away from its earlier statements, saying that it would take a gradual approach toward raising interest rates, based on a variety of U.S. and global economic factors.

The upturn accelerated considerably in March and April — the largest consecutive-month

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/16. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

High Yield Advantage Fund	5

advance for the asset class since 2009 — as demand for risk assets continued to improve and credit spreads tightened. The rally continued in May amid a six-month high for oil prices and a jump in stock prices later in the month.

Reflecting a more favorable environment for riskier assets, lower-quality bonds generated the best relative performance within the fund’s benchmark. Higher-quality BB-rated credits were the weakest relative performers, but still posted a solid total return of more than 5%. From a sector/industry perspective, metals/mining and energy rebounded strongly, registering sizable double-digit gains and outpacing all other groups. By contrast, less commodity-sensitive groups, such as health care, financials, and food/ beverages, lagged on a relative basis.

The fund modestly lagged its benchmark but outperformed the average return of its Lipper peer group. What factors had the greatest impact on the fund’s relative performance?

At the sector/industry level, overweight exposure to telecommunications, gaming/ lodging/leisure, and housing bolstered the fund’s return versus the benchmark and peer group. Conversely, underweight allocations to metals/mining, technology, and energy hampered the fund’s relative performance, as

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/16. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6	High Yield Advantage Fund

did having lighter-than-benchmark exposure to lower-quality bonds.

Which individual holdings had the biggest influence on the fund’s performance versus the benchmark?

An overweight in cloud-based human resources and payroll provider Ceridian was the top relative contributor. Ceridian benefited from capital infusions that were used to fund growth of the firm’s customer base via additional implementation resources, continued cloud-based development, and further sales and marketing efforts.

Within the energy sector, an overweight in oil and gas exploration and production company SM Energy aided the fund’s relative performance amid rising oil prices. At the same time, an underweight in Chesapeake Energy detracted. Similarly, an underweight in Consol Energy, which has interests in coal and natural gas production and is categorized in the metals/mining sector, also detracted as commodity prices rose. Our position in Consol Energy was sold by period-end.

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 5/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

High Yield Advantage Fund	7

Elsewhere, the fund’s position in lower-rated bonds issued by clothing and accessories retailer Bon-Ton Stores contributed to the fund’s performance as the company benefited from better-than-expected earnings in 2015’s fourth quarter, along with the rally in lower-quality securities generally. Meanwhile, our position in luxury department store operator Neiman Marcus Group detracted, as the firm was among a long list of retailers reporting weak sales and earnings.

What is your outlook for the high-yield market over the coming months?

We evaluate the high-yield market on three levels: fundamentals; valuation; and “technicals,” or the balance of supply and demand. As of period-end, we thought the fundamental backdrop was constructive, valuation was neutral, and the technical environment was significantly better than earlier in the period.

Looking at fundamentals, earnings for high-yield issuers in the first quarter of 2016 were better than expected, with companies posting the best earnings growth in six quarters. The 12-month default rate rose for the high-yield market during the reporting period, but this increase was driven by issuers in commodity-related sectors, which accounted for roughly 85% of all defaults. Excluding energy and metals/mining, the default rate was only 0.42%. Despite

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of the fund’s net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

8	High Yield Advantage Fund

lackluster recent reports on employment and economic growth, we think U.S. gross domestic product may grow at a rate near 2% over the balance of 2016. All told, we believe most high-yield issuers — excluding those in commodity-sensitive sectors — are in reasonably good shape from a credit perspective, especially when viewed in light of what we believe will be a supportive economic backdrop.

At period-end, high-yield valuations were not as attractive as they were during the early months of the period, in our view. The benchmark’s yield spread had tightened considerably and the median bond price had moved closer to par, or face value. Although valuations were less compelling, we believed yield spreads remained fair on the heels of generally favorable fundamental conditions.

As for technicals, new issuance of high-yield bonds rose during the second half of the period, reflecting, in our view, greater comfort with current marketplace dynamics. According to Lipper, cash inflows into U.S. high-yield bond funds also increased, totaling $9.6 billion year-to-date in 2016.

How do you plan to position the fund in light of this outlook?

Overall, we plan to maintain broad diversification across market sectors. At period-end, the majority of the fund’s holdings were in split Ba-rated or B-rated bonds, which occupy the middle tier of high-yield credit quality. From a sector/industry perspective, we favored housing, telecommunications, gaming/ lodging/leisure, broadcasting, and utilities. By contrast, the fund was underweight in energy, technology, food and beverages, metals/ mining, and services.

We held about 6% of the portfolio in floating-rate bank loans. Many corporations issue both bank loans and high-yield bonds. Bank loans are secured by the issuer’s assets, giving loans a senior position in the firm’s capital structure, whereas high-yield bonds are usually unsecured. This means that in the event of bankruptcy, bank-loan investors will typically be paid back before bondholders, if any assets remain available for distribution. We think loans provide the fund with an added source of diversification, along with additional relative-value opportunities across the high-yield credit-quality spectrum.

Lastly, we plan to hold a slightly higher-than-normal cash allocation in the portfolio to provide a cushion against bouts of market volatility, as well as any disruptions in the market’s supply/demand environment.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

High Yield Advantage Fund	9

IN THE NEWS

At the gas pump this summer, it may feel a little like 2004. That’s because gas prices are expected to be at their lowest levels in 12 years, according to a recent forecast by the U.S. Energy Information Administration (EIA). The EIA expects gas to average $2.27 per gallon nationwide for the 2016 summer driving season, which runs from April through September. Although the price of West Texas Intermediate crude oil has remained above its 12-year low of $26.14 a barrel, which it hit in February of this year, the EIA forecast says the per-gallon price of gasoline this summer will be down 36 cents, or 13%, from the summer of 2015. Gas prices often rise in the summer due to a combination of increased demand and a more expensive blend of gasoline used to help reduce pollution. But if crude prices stay low, one would expect gas prices to follow suit. And with the price of gas so low, you can also expect that more people will be hitting the highways.

10 High Yield Advantage Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.30%	7.16%	7.05%	7.05%	6.49%	6.49%	7.01%	6.89%	7.04%	7.49%

10 years	87.48	79.99	76.80	76.80	73.79	73.79	82.64	76.71	83.07	91.85
Annual average	6.49	6.05	5.86	5.86	5.68	5.68	6.21	5.86	6.23	6.73

5 years	24.78	19.79	20.15	18.32	20.04	20.04	23.14	19.14	23.15	26.22
Annual average	4.53	3.68	3.74	3.42	3.72	3.72	4.25	3.56	4.25	4.77

3 years	6.60	2.33	4.17	1.48	4.19	4.19	5.78	2.34	5.78	7.30
Annual average	2.15	0.77	1.37	0.49	1.38	1.38	1.89	0.78	1.89	2.38

1 year	–2.36	–6.26	–3.13	–7.72	–3.12	–4.04	–2.74	–5.90	–2.74	–2.22

6 months	4.35	0.18	3.89	–1.11	3.93	2.93	4.25	0.86	4.25	4.45

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

High Yield Advantage Fund	11

Comparative index returns For periods ended 5/31/16

	JPMorgan Developed High	Lipper High Yield Funds
	Yield Index	category average*

Annual average (life of fund)	—†	7.01%

10 years	107.18%	77.95

Annual average	7.56	5.90

5 years	32.34	23.02
Annual average	5.76	4.20

3 years	9.14	5.66
Annual average	2.96	1.82

1 year	–1.28	–2.21

6 months	4.73	3.35

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/16, there were 697, 662, 549, 442, 292, and 21 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 5/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.162		$0.143	$0.144	$0.156		$0.156	$0.168

Capital gains	—		—	—	—		—	—

Total	$0.162		$0.143	$0.144	$0.156		$0.156	$0.168

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

11/30/15	$5.56	$5.79	$5.43	$5.41	$5.54	$5.73	$5.54	$5.80

5/31/16	5.63	5.86	5.49	5.47	5.61	5.80	5.61	5.88

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	5.75%	5.53%	5.25%	5.27%	5.56%	5.38%	5.56%	5.71%

Current 30-day SEC yield [2]	N/A	5.56	5.04	5.04	N/A	5.36	5.54	6.04

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 High Yield Advantage Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.31%	7.16%	7.05%	7.05%	6.50%	6.50%	7.02%	6.90%	7.05%	7.50%

10 years	87.64	80.14	76.69	76.69	73.95	73.95	83.13	77.18	83.56	92.31
Annual average	6.50	6.06	5.86	5.86	5.69	5.69	6.24	5.89	6.26	6.76

5 years	27.16	22.08	22.27	20.41	22.35	22.35	25.50	21.42	25.72	28.55
Annual average	4.92	4.07	4.10	3.78	4.12	4.12	4.65	3.96	4.68	5.15

3 years	10.11	5.71	7.68	4.89	7.71	7.71	9.47	5.91	9.47	10.89
Annual average	3.26	1.87	2.50	1.60	2.51	2.51	3.06	1.93	3.06	3.51

1 year	–0.19	–4.18	–1.10	–5.79	–1.08	–2.02	–0.40	–3.64	–0.40	0.02

6 months	8.21	3.88	7.81	2.81	7.65	6.65	8.10	4.59	8.10	8.32

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 11/30/15	1.04%	1.79%	1.79%	1.29%	1.29%	0.79%

Annualized expense ratio for the
six-month period ended 5/31/16	1.08%	1.83%	1.83%	1.33%	1.33%	0.83%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

High Yield Advantage Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/15 to 5/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.52	$9.33	$9.33	$6.79	$6.79	$4.24

Ending value (after expenses)	$1,043.50	$1,038.90	$1,039.30	$1,042.50	$1,042.50	$1,044.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/16, use the following calculation method. To find the value of your investment on 12/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.45	$9.22	$9.22	$6.71	$6.71	$4.19

Ending value (after expenses)	$1,019.60	$1,015.85	$1,015.85	$1,018.35	$1,018.35	$1,020.85

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 High Yield Advantage Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative Indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value

High Yield Advantage Fund 15

relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 High Yield Advantage Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

High Yield Advantage Fund 17

The fund’s portfolio 5/31/16 (Unaudited)

CORPORATE BONDS AND NOTES (86.9%)*	Principal amount	Value

Advertising and marketing services (0.3%)
Lamar Media Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2024	$115,000	$120,463

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5 7/8s, 2025	945,000	982,800

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5 5/8s, 2024	595,000	620,288

1,723,551
Automotive (0.5%)
Fiat Chryslet Automobiles NV sr. unsec. unsub. notes 5 1/4s,
2023 (Italy)	1,500,000	1,492,500

General Motors Co. sr. unsec. notes 5.2s, 2045	280,000	272,410

Lear Corp. company guaranty sr. unsec. notes 5 1/4s, 2025	160,000	170,400

Lear Corp. company guaranty sr. unsec. unsub. notes
5 3/8s, 2024	365,000	385,988

Navistar International Corp. company guaranty sr. unsec. notes
8 1/4s, 2021	849,000	602,790

2,924,088
Broadcasting (2.9%)
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7 5/8s, 2020	1,535,000	1,473,600

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6 1/2s, 2022	2,255,000	2,263,456

Entercom Radio, LLC company guaranty sr. unsec. notes
10 1/2s, 2019	620,000	655,650

Gray Television, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2020	1,695,000	1,777,631

iHeartCommunications, Inc. company guaranty sr.
notes 9s, 2019	725,000	569,125

LIN Television Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	250,000	252,813

Sinclair Television Group, Inc. company guaranty sr. unsec. sub.
notes 6 3/8s, 2021	1,515,000	1,598,325

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5 5/8s, 2024	1,440,000	1,476,000

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub.
notes 6s, 2024	470,000	495,263

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. unsub.
notes 5 7/8s, 2020	240,000	248,700

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020	925,000	957,375

TEGNA, Inc. 144A company guaranty sr. unsec. unsub. notes
4 7/8s, 2021	1,030,000	1,050,600

Townsquare Media, Inc. 144A company guaranty sr. unsec.
notes 6 1/2s, 2023	410,000	394,625

Tribune Media Co. company guaranty sr. unsec. notes
5 7/8s, 2022	1,060,000	1,070,600

Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5 1/8s, 2025	1,060,000	1,052,050

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021	618,000	645,810

		15,981,623

18 High Yield Advantage Fund

CORPORATE BONDS AND NOTES (86.9%)* cont.		Principal amount	Value

Building materials (0.7%)
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023		$780,000	$815,100

Nortek, Inc. company guaranty sr. unsec. sub. notes
8 1/2s, 2021		1,590,000	1,659,563

Standard Industries, Inc. 144A sr. unsec. notes 6s, 2025		250,000	265,625

Standard Industries, Inc. 144A sr. unsec. notes 5 3/8s, 2024		980,000	1,002,050

Standard Industries, Inc./NJ 144A sr. unsec. notes 5 1/8s, 2021		150,000	155,625

3,897,963
Cable television (5.2%)
Altice SA 144A company guaranty sr. unsec. notes 7 3/4s,
2022 (Luxembourg)		2,550,000	2,588,250

Altice SA 144A company guaranty sr. unsec. notes 7 5/8s,
2025 (Luxembourg)		200,000	197,250

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		470,000	478,225

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018		525,000	559,125

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. bonds 5 1/8s, 2023		1,410,000	1,448,775

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 5/8s, 2022		750,000	795,750

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022		1,105,000	1,132,625

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5 1/2s, 2026		695,000	701,950

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5 7/8s, 2024		1,645,000	1,710,800

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5 3/4s, 2026		325,000	333,125

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021		2,370,000	2,261,596

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021		225,000	214,875

CSC Holdings, LLC sr. unsec. unsub. bonds 5 1/4s, 2024		940,000	846,000

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		300,000	308,250

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2024		660,000	610,837

Neptune Finco Corp. 144A sr. unsec. unsub. notes 10 7/8s, 2025		620,000	705,250

Neptune Finco Corp. 144A sr. unsec. unsub. notes 10 1/8s, 2023		720,000	806,400

Numericable-SFR SA 144A company guaranty sr. notes 7 3/8s,
2026 (France)		1,120,000	1,129,800

Numericable-SFR SA 144A company guaranty sr. notes 6s,
2022 (France)		2,260,000	2,254,633

Numericable-SFR SA 144A sr. bonds 6 1/4s, 2024 (France)		1,920,000	1,872,000

Numericable-SFR SA 144A sr. bonds 5 5/8s, 2024 (France)	EUR	275,000	317,012

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)		$255,000	261,375

Unitymedia GmbH 144A company guaranty sr. notes 6 1/8s,
2025 (Germany)		1,420,000	1,464,517

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		1,393,000	1,448,720

Virgin Media Finance PLC 144A company guaranty sr. unsec.
notes 6 3/8s, 2023 (United Kingdom)		540,000	555,525

High Yield Advantage Fund 19

CORPORATE BONDS AND NOTES (86.9%)* cont.	Principal amount	Value

Cable television cont.
Virgin Media Secured Finance PLC 144A sr. notes 5 3/8s, 2021
(United Kingdom)	$666,000	$692,640

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10 1/4s, 2019	2,455,000	2,556,269

28,251,574
Capital goods (7.6%)
Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020	3,338,000	3,438,088

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019	455,000	506,188

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5 3/8s, 2024	1,190,000	1,166,200

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5s, 2022	474,000	476,370

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
144A company guaranty sr. unsec. notes 7 1/4s, 2024 (Ireland)	1,960,000	1,999,200

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6 1/2s, 2023 (Canada)	1,310,000	1,339,475

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/4s, 2024	1,325,000	1,281,938

Berry Plastics Corp. company guaranty unsub. notes
5 1/8s, 2023	995,000	987,538

Berry Plastics Corp. 144A company guaranty notes 6s, 2022	465,000	477,788

Bombardier, Inc. 144A sr. unsec. unsub. notes 4 3/4s,
2019 (Canada)	1,325,000	1,255,438

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	1,755,000	1,921,725

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7 3/8s, 2026	780,000	858,000

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. sub. notes 7 3/4s, 2020 (Luxembourg)	736,000	724,960

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6s, 2022	3,115,000	2,725,625

KLX, Inc. 144A company guaranty sr. unsec. notes 5 7/8s, 2022	1,875,000	1,846,875

Legrand France SA sr. unsec. unsub. notes 8 1/2s, 2025 (France)	2,158,000	2,904,422

Manitowoc Foodservice, Inc. 144A sr. unsec. notes 9 1/2s, 2024	1,690,000	1,859,000

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023	1,455,000	1,345,875

Moog, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2022	1,465,000	1,488,806

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2025	1,027,000	1,055,243

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2022	595,000	614,338

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019	562,000	583,075

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019	260,000	265,200

20 High Yield Advantage Fund

CORPORATE BONDS AND NOTES (86.9%)* cont.	Principal amount	Value

Capital goods cont.
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)	$590,000	$612,892

Schaeffler Holding Finance BV 144A company guaranty sr.
notes 6 3/4s, 2022 (Netherlands) ‡‡	200,000	222,000

Schaeffler Holding Finance BV 144A company guaranty sr. sub.
notes 6 7/8s, 2018 (Netherlands) ‡‡	575,000	592,250

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5 3/8s, 2024	842,000	872,480

Terex Corp. company guaranty sr. unsec. notes 6s, 2021	1,640,000	1,621,550

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8 3/4s, 2023	1,925,000	1,900,938

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021	1,305,000	1,382,084

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2024	195,000	198,900

TransDigm, Inc. 144A company guaranty sr. unsec. sub. bonds
6 3/8s, 2026	730,000	730,913

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 3/4s, 2025	1,525,000	1,525,000

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 1/2s, 2022	855,000	859,703

41,640,077
Chemicals (2.4%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2023	1,220,000	1,216,950

Blue Cube Spinco, Inc. 144A company guaranty sr. unsec. notes
9 3/4s, 2023	720,000	831,600

Celanese US Holdings, LLC company guaranty sr. unsec. notes
5 7/8s, 2021 (Germany)	415,000	451,313

Chemours Co. (The) company guaranty sr. unsec. unsub.
notes 7s, 2025	515,000	451,591

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6 5/8s, 2023	765,000	686,588

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4 7/8s, 2024	1,530,000	1,445,850

Huntsman International, LLC company guaranty sr. unsec. notes
5 1/8s, 2022	1,070,000	1,078,025

Kraton Polymers LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10 1/2s, 2023	1,265,000	1,337,738

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	1,615,000	1,615,000

PQ Corp. 144A company guaranty sr. notes 6 3/4s, 2022	320,000	332,800

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6 3/4s, 2023	890,000	897,031

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 5/8s, 2024	2,483,000	2,625,773

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 1/8s, 2021	105,000	108,871

		13,079,130

High Yield Advantage Fund 21

CORPORATE BONDS AND NOTES (86.9%)* cont.	Principal amount	Value

Commercial and consumer services (0.3%)
Mustang Merger Corp. 144A sr. unsec. notes 8 1/2s, 2021	$265,000	$276,925

Sabre GLBL, Inc. 144A company guaranty sr. notes 5 3/8s, 2023	1,220,000	1,247,450

1,524,375
Construction (2.8%)
Beacon Roofing Supply, Inc. company guaranty sr. unsec.
unsub. notes 6 3/8s, 2023	1,130,000	1,197,800

Builders FirstSource, Inc. 144A company guaranty sr. unsec.
notes 10 3/4s, 2023	1,560,000	1,696,500

Builders FirstSource, Inc. 144A sr. notes 7 5/8s, 2021	825,000	866,250

Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s,
2022 (Mexico)	1,145,000	1,242,325

Cemex Finance, LLC 144A company guaranty sr. notes 6s,
2024 (Mexico)	825,000	804,375

Cemex SAB de CV 144A company guaranty sr. notes 6 1/8s,
2025 (Mexico)	300,000	291,750

Cemex SAB de CV 144A company guaranty sr. sub. notes 5.7s,
2025 (Mexico)	800,000	753,000

CPG Merger Sub, LLC 144A company guaranty sr. unsec.
notes 8s, 2021	590,000	557,550

GCP Applied Technologies, Inc. 144A company guaranty sr.
unsec. notes 9 1/2s, 2023	2,070,000	2,297,700

HD Supply, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2020	505,000	532,775

HD Supply, Inc. 144A company guaranty sr. unsec. notes
5 3/4s, 2024	555,000	577,200

U.S. Concrete, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2024	1,160,000	1,160,000

USG Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2021	330,000	346,913

USG Corp. 144A company guaranty sr. unsec. notes
5 1/2s, 2025	1,060,000	1,126,250

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec.
notes 6s, 2023	2,150,000	1,999,500

15,449,888
Consumer (0.4%)
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018	1,030,000	545,900

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5 3/4s, 2025	805,000	841,225

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6 5/8s, 2022	90,000	95,963

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2020	110,000	115,363

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2024	670,000	708,525

2,306,976
Consumer staples (4.8%)
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty notes 6s, 2022 (Canada)	1,900,000	1,968,875

1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty sr. notes 4 5/8s, 2022 (Canada)	575,000	586,500

Ashtead Capital, Inc. 144A company guaranty notes
6 1/2s, 2022	1,799,000	1,884,453

22 High Yield Advantage Fund

CORPORATE BONDS AND NOTES (86.9%)* cont.	Principal amount	Value

Consumer staples cont.
Ashtead Capital, Inc. 144A company guaranty notes
5 5/8s, 2024	$420,000	$425,250

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A
company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	665,000	611,800

BlueLine Rental Finance Corp. 144A notes 7s, 2019	1,250,000	1,056,250

CEC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 8s, 2022	1,380,000	1,300,650

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	3,415,000	3,423,538

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	205,000	210,894

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	1,430,000	1,614,113

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	1,760,000	1,786,400

Corrections Corp. of America company guaranty sr. unsec. sub.
notes 4 1/8s, 2020 R	380,000	392,350

Dean Foods Co. 144A company guaranty sr. unsec. notes
6 1/2s, 2023	1,100,000	1,144,000

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	1,435,000	1,076,250

ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Brazil)	1,275,000	1,233,563

JBS USA, LLC/JBS USA Finance, Inc. 144A company guaranty
sr. unsec. notes 7 1/4s, 2021 (Brazil)	480,000	494,400

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	315,000	318,150

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5 3/4s, 2025	670,000	675,447

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2024	240,000	252,600

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5 3/8s, 2021	1,385,000	1,402,313

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5 3/4s, 2021	1,765,000	1,765,000

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2023	1,585,000	1,676,138

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	385,000	211,750

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5 3/8s, 2022	675,000	721,406

26,232,090
Energy (8.6%)
Anadarko Petroleum Corp. sr. unsec. unsub. notes 5.55s, 2026	600,000	639,410

Antero Resources Corp. company guaranty sr. unsec. notes
5 5/8s, 2023	595,000	580,125

Antero Resources Corp. company guaranty sr. unsec. sub. notes
5 1/8s, 2022	895,000	856,963

Antero Resources Finance Corp. company guaranty sr. unsec.
sub. notes 5 3/8s, 2021	1,064,000	1,037,400

Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6s, 2022	1,745,000	1,500,700

Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6s, 2021	255,000	220,575

High Yield Advantage Fund 23

CORPORATE BONDS AND NOTES (86.9%)* cont.	Principal amount	Value

Energy cont.
Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5 5/8s, 2024 (Canada)	$785,000	$608,375

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5 1/8s, 2021 (Canada)	180,000	145,800

California Resources Corp. 144A company guaranty
notes 8s, 2022	2,244,000	1,638,120

CHC Helicopter SA company guaranty sr. notes 9 1/4s, 2020
(Canada) (In default) †	639,000	282,758

Chesapeake Energy Corp. 144A company guaranty
notes 8s, 2022	1,707,000	1,374,135

Concho Resources, Inc. company guaranty sr. unsec. notes
5 1/2s, 2023	555,000	555,000

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	947,000	947,000

Continental Resources, Inc. company guaranty sr. unsec.
notes 3.8s, 2024	280,000	244,300

Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5s, 2022	890,000	841,050

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4 1/2s, 2023	835,000	760,372

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	250,000	177,813

Denbury Resources, Inc. 144A company guaranty
notes 9s, 2021	1,376,000	1,353,640

Devon Financing Company, LLC company guaranty sr. unsec.
unsub. bonds 7 7/8s, 2031	580,000	620,930

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 6 3/8s, 2023	105,000	53,550

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9 3/8s, 2020	2,381,000	1,529,793

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	3,669,000	724,628

Halcon Resources Corp. 144A company guaranty notes
8 5/8s, 2020	715,000	672,100

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	645,000	697,976

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp.
144A company guaranty sr. unsec. notes 7 1/4s, 2020	1,195,000	1,247,054

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp.
144A company guaranty sr. unsec. sub. notes 5 1/2s, 2022	430,000	419,250

Key Energy Services, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2021	1,615,000	391,638

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	1,720,000	1,730,750

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	1,435,000	57,400

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty notes 12s, 2020 (In default) †	3,029,000	832,975

MEG Energy Corp. 144A company guaranty sr. unsec. notes 7s,
2024 (Canada)	555,000	427,350

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	365,000	287,438

24 High Yield Advantage Fund

CORPORATE BONDS AND NOTES (86.9%)* cont.		Principal amount	Value

Energy cont.
Newfield Exploration Co. sr. unsec. unsub. notes 5 3/4s, 2022		$1,515,000	$1,522,575

Newfield Exploration Co. sr. unsec. unsub. notes 5 5/8s, 2024		1,088,000	1,082,560

Newfield Exploration Co. sr. unsec. unsub. notes 5 3/8s, 2026		805,000	785,125

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 1/2s, 2021		460,000	419,750

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2023		730,000	660,650

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2022		1,657,000	1,524,440

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5 5/8s, 2023		645,000	535,350

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5 5/8s, 2022		345,000	297,563

Sabine Pass Liquefaction, LLC sr. notes 6 1/4s, 2022		1,445,000	1,477,513

Sabine Pass Liquefaction, LLC sr. notes 5 3/4s, 2024		900,000	904,500

Sabine Pass Liquefaction, LLC sr. notes 5 5/8s, 2023		165,000	166,650

Sabine Pass LNG LP company guaranty sr. sub. notes
6 1/2s, 2020		690,000	720,188

Samson Investment Co. company guaranty sr. unsec. notes
9 3/4s, 2020 (In default) †		2,795,000	41,925

SandRidge Energy, Inc. 144A company guaranty notes 8 3/4s,
2020 (In default) †		1,590,000	628,050

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6 3/4s,
2023 (Canada)		780,000	789,750

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes
8 1/4s, 2020 (Canada)		850,000	887,188

Seventy Seven Energy, Inc. sr. unsec. sub. notes 6 1/2s, 2022
(In default) †		910,000	50,050

Seventy Seven Operating, LLC company guaranty sr. unsec.
unsub. notes 6 5/8s, 2019 (In default) †		1,085,000	496,388

SM Energy Co. sr. unsec. notes 6 1/2s, 2021		540,000	504,900

SM Energy Co. sr. unsec. sub. notes 5s, 2024		620,000	530,168

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023		920,000	841,800

SM Energy Co. sr. unsec. unsub. notes 6 1/8s, 2022		795,000	727,425

Tervita Corp. 144A company guaranty sr. notes 9s,
2018 (Canada)	CAD	420,000	269,036

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)
(In default) †		$455,000	88,725

Triangle USA Petroleum Corp. 144A company guaranty sr.
unsec. notes 6 3/4s, 2022		680,000	146,200

Unit Corp. company guaranty sr. unsec. sub. notes 6 5/8s, 2021		340,000	246,500

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021		309,000	261,878

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5s, 2019		955,000	859,500

Williams Cos., Inc. (The) sr. unsec. sub. notes 4.55s, 2024		10,000	8,725

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7 7/8s, 2021		335,000	353,425

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7 3/4s, 2031		968,000	953,480

Williams Cos., Inc. (The) sr. unsec. unsub. notes 3.7s, 2023		20,000	16,850

High Yield Advantage Fund 25

CORPORATE BONDS AND NOTES (86.9%)* cont.	Principal amount	Value

Energy cont.
Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 6 1/8s, 2022	$610,000	$597,876

Williams Partners LP/ACMP Finance Corp. sr. unsec. unsub.
notes 4 7/8s, 2023	1,260,000	1,146,600

WPX Energy, Inc. sr. unsec. notes 7 1/2s, 2020	700,000	686,000

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	2,540,000	2,286,000

46,971,671
Entertainment (1.7%)
AMC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 5 7/8s, 2022	895,000	903,950

AMC Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5 3/4s, 2025	685,000	679,863

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022	835,000	855,875

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4 7/8s, 2023	950,000	940,500

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. sub. notes 4 7/8s, 2020	1,315,000	1,375,819

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. unsub. notes 5 3/8s, 2026	500,000	521,250

Regal Entertainment Group sr. unsec. sub. notes 5 3/4s, 2025	980,000	975,100

Regal Entertainment Group sr. unsec. sub. notes 5 3/4s, 2023	1,035,000	1,058,288

Regal Entertainment Group sr. unsec. sub. notes 5 3/4s, 2022	180,000	185,400

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021	2,000,000	2,071,240

9,567,285
Financials (9.6%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022	1,695,000	1,644,150

Ally Financial, Inc. company guaranty sr. unsec. notes 8s, 2031	2,905,000	3,413,375

Ally Financial, Inc. sub. unsec. notes 5 3/4s, 2025	1,240,000	1,255,500

American International Group, Inc. jr. unsec. sub. FRB
8.175s, 2058	1,265,000	1,568,600

Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9s,
perpetual maturity (Spain)	800,000	828,000

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6 1/2s,
perpetual maturity	635,000	669,925

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	155,000	159,022

CIT Group, Inc. sr. unsec. sub. notes 5s, 2023	975,000	992,063

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	1,145,000	1,199,388

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2022	845,000	865,069

CIT Group, Inc. 144A sr. unsec. notes 5 1/2s, 2019	468,000	489,060

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020	1,645,000	851,288

CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025	725,000	746,750

CNO Financial Group, Inc. sr. unsec. unsub. notes 4 1/2s, 2020	765,000	789,863

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	760,000	889,398

Credit Acceptance Corp. company guaranty sr. unsec. notes
7 3/8s, 2023	625,000	601,563

26 High Yield Advantage Fund

CORPORATE BONDS AND NOTES (86.9%)* cont.		Principal amount	Value

Financials cont.
Credit Acceptance Corp. company guaranty sr. unsec. notes
6 1/8s, 2021		$1,030,000	$993,950

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6 1/4s,
perpetual maturity (Switzerland)		685,000	659,313

DFC Finance Corp. 144A company guaranty sr. notes
10 1/2s, 2020		1,450,000	909,875

Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151s, 2031		1,155,000	1,362,785

E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022		580,000	606,100

E*Trade Financial Corp. sr. unsec. unsub. notes 4 5/8s, 2023		596,000	603,450

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2025 R		635,000	615,950

Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRN
6.15s, 2066		710,000	234,300

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec.
sub. notes 8 1/8s, 2019 ‡‡		315,000	296,100

HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021		1,995,000	1,955,100

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6s, 2020		1,280,000	1,238,807

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2022		1,195,000	1,099,400

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037		875,000	966,875

Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13s, perpetual
maturity (United Kingdom)	GBP	620,000	1,492,437

Lloyds Banking Group PLC jr. unsec. sub. FRB 7 1/2s, perpetual
maturity (United Kingdom)		$450,000	451,125

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 3/8s, 2024 R		525,000	561,750

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 3/8s, 2022 R		645,000	674,831

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2020		550,000	521,125

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021		1,910,000	1,653,334

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 7/8s, 2022		1,165,000	1,213,056

Ocwen Financial Corp. sr. unsec. notes 6 5/8s, 2019		500,000	358,750

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6 3/4s, 2019		680,000	686,800

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7 1/4s, 2021		1,115,000	1,126,150

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		750,000	656,250

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021		1,534,000	1,457,300

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 8s,
perpetual maturity (United Kingdom)		575,000	564,120

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648s,
perpetual maturity (United Kingdom)		3,240,000	3,823,200

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7 1/2s,
perpetual maturity (United Kingdom)		460,000	439,875

High Yield Advantage Fund 27

CORPORATE BONDS AND NOTES (86.9%)* cont.		Principal amount	Value

Financials cont.
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8 1/4s, 2020		$375,000	$390,000

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2021		1,140,000	1,128,600

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6s, 2020		380,000	369,550

Springleaf Finance Corp. sr. unsec. unsub. notes 5 1/4s, 2019		200,000	191,000

Stearns Holdings, Inc. 144A company guaranty sr. notes
9 3/8s, 2020		1,223,000	1,152,678

TMX Finance, LLC/TitleMax Finance Corp. 144A company
guaranty sr. notes 8 1/2s, 2018		1,170,000	900,900

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2024		1,310,000	1,306,725

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021		1,265,000	1,258,675

VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4 7/8s, 2026 R		180,000	184,603

Walter Investment Management Corp. company guaranty sr.
unsec. notes 7 7/8s, 2021		715,000	411,125

Wayne Merger Sub, LLC 144A sr. unsec. notes 8 1/4s, 2023		1,020,000	1,012,350

52,491,328
Forest products and packaging (2.3%)
Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020		2,435,000	2,465,438

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7 7/8s, 2019 (Luxembourg)		2,100,000	2,052,750

Louisiana-Pacific Corp. company guaranty sr. unsec. notes
7 1/2s, 2020		1,540,000	1,595,825

Mercer International, Inc. company guaranty sr. unsec. notes
7 3/4s, 2022 (Canada)		1,285,000	1,294,638

Norbord, Inc. 144A company guaranty sr. notes 6 1/4s,
2023 (Canada)		1,085,000	1,108,056

Pactiv LLC sr. unsec. unsub. bonds 8 3/8s, 2027		135,000	137,700

Pactiv, LLC sr. unsec. unsub. notes 7.95s, 2025		770,000	777,700

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6 7/8s, 2033		865,000	908,250

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5 1/4s, 2023		720,000	747,900

Sealed Air Corp. 144A sr. unsec. bonds 5 1/2s, 2025		355,000	368,313

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr.
unsec. unsub. notes 7 1/2s, 2025 (Ireland)		925,000	1,090,344

12,546,914
Gaming and lottery (2.7%)
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6 7/8s, 2023		915,000	959,378

Boyd Gaming Corp. 144A company guaranty sr. unsec. unsub.
bonds 6 3/8s, 2026		365,000	375,950

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2023		1,360,000	1,421,200

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	2,015,000	1,571,158

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		$1,120,000	1,169,000

28 High Yield Advantage Fund

CORPORATE BONDS AND NOTES (86.9%)* cont.	Principal amount	Value

Gaming and lottery cont.
Penn National Gaming, Inc. sr. unsec. sub. notes 5 7/8s, 2021	$2,255,000	$2,317,013

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	753,000	774,649

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	2,890,000	3,005,600

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10s, 2022	3,525,000	2,855,250

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6 1/4s, 2020	470,000	284,350

Scientific Games International, Inc. 144A company guaranty sr.
notes 7s, 2022	295,000	297,950

15,031,498
Health care (8.1%)
Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 6 1/8s, 2021	1,675,000	1,721,063

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 5 1/8s, 2022	860,000	864,300

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2023	1,335,000	1,174,800

Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022	1,125,000	1,155,938

Centene Escrow Corp. 144A sr. unsec. notes 6 1/8s, 2024	1,145,000	1,205,834

Centene Escrow Corp. 144A sr. unsec. notes 5 5/8s, 2021	355,000	369,200

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2021	580,000	579,275

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6 7/8s, 2022	1,205,000	1,035,565

Concordia Healthcare Corp. 144A company guaranty sr. unsec.
notes 7s, 2023 (Canada)	1,645,000	1,533,963

ConvaTec Healthcare E SA 144A company guaranty sr. unsec.
unsub. notes 10 1/2s, 2018 (Luxembourg)	1,078,000	1,114,383

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022	2,195,000	1,791,669

DPx Holdings BV 144A sr. unsec. sub. notes 7 1/2s,
2022 (Netherlands)	1,812,000	1,857,300

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5 7/8s, 2023	950,000	826,500

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. unsub. notes 6s, 2023 (Ireland)	1,995,000	1,758,094

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2022	1,625,000	1,580,313

HCA, Inc. company guaranty sr. bonds 5 1/4s, 2026	1,015,000	1,042,913

HCA, Inc. company guaranty sr. notes 6 1/2s, 2020	2,110,000	2,321,000

HCA, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2022	410,000	464,838

HCA, Inc. company guaranty sr. unsec. unsub. notes
5 3/8s, 2025	400,000	406,000

Jaguar Holding Co. II/Pharmaceutical Product Development,
LLC 144A company guaranty sr. unsec. notes 6 3/8s, 2023	1,130,000	1,153,730

JLL/Delta Dutch Pledgeco BV 144A sr. unsec. notes 8 3/4s,
2020 (Netherlands) ‡‡	1,360,000	1,356,600

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty sub.
notes 10 1/2s, 2018	1,645,000	1,645,000

High Yield Advantage Fund 29

CORPORATE BONDS AND NOTES (86.9%)* cont.	Principal amount	Value

Health care cont.
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sr.
notes 7 7/8s, 2021	$910,000	$976,230

Mallinckrodt International Finance SA/Mallinckrodt CB, LLC
144A company guaranty sr. unsec. unsub. notes 5 1/2s,
2025 (Luxembourg)	1,165,000	1,051,413

MEDNAX, Inc. 144A company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	460,000	470,640

Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
5 3/8s, 2022	790,000	789,036

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95s, 2024 R	1,095,000	1,113,354

Service Corp. International/US sr. unsec. notes 5 3/8s, 2022	1,940,000	2,024,875

Service Corp. International/US sr. unsec. unsub. notes
5 3/8s, 2024	1,835,000	1,899,225

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6 1/2s, 2023	745,000	758,038

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	515,000	518,219

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	215,000	226,825

Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	340,000	347,863

Tenet Healthcare Corp. company guaranty sr. sub.
notes 6s, 2020	2,115,000	2,226,038

Tenet Healthcare Corp. 144A company guaranty sr. FRN
4.134s, 2020	1,325,000	1,318,375

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 7s, 2020	155,000	139,888

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6 3/8s, 2020	215,000	191,350

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6 1/8s, 2025	1,225,000	1,024,406

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 7/8s, 2023	1,370,000	1,154,225

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2021	135,000	114,075

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 1/2s, 2023	640,000	531,200

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 3/8s, 2020	940,000	829,550

44,663,103
Homebuilding (2.7%)
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5 3/4s, 2023	710,000	737,513

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	1,555,000	1,578,325

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	935,000	891,756

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6 1/4s, 2021	1,420,000	1,521,175

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5 7/8s, 2024	585,000	617,175

30 High Yield Advantage Fund

CORPORATE BONDS AND NOTES (86.9%)* cont.	Principal amount	Value

Homebuilding cont.
Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021	$2,030,000	$2,060,450

Lennar Corp. company guaranty sr. unsec. notes 4 1/2s, 2019	770,000	795,025

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	480,000	476,400

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2021	715,000	731,088

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	1,452,000	1,412,070

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	1,380,000	1,552,500

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2026	1,180,000	1,202,868

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	355,000	355,888

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5 5/8s, 2024	710,000	695,800

14,628,033
Household furniture and appliances (0.1%)
Tempur Sealy International, Inc. 144A company guaranty sr.
unsec. unsub. bonds 5 1/2s, 2026	575,000	577,875

Lodging/Tourism (0.6%)		577,875
MGM Growth Properties Operating Partnership LP/MGP
Escrow Co-Issuer, Inc. 144A company guaranty sr. unsec. notes
5 5/8s, 2024	450,000	472,500

MGM Resorts International company guaranty sr. unsec. notes
5 1/4s, 2020	235,000	243,225

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	320,000	362,400

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	1,975,000	1,955,250

3,033,375
Media (0.5%)
EMI Music Publishing Group North America Holdings, Inc. 144A
sr. unsec. notes 7 5/8s, 2024	1,000,000	1,023,750

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5 1/2s, 2021 (Luxembourg)	1,440,000	1,497,600

2,521,350
Metals (3.2%)
ArcelorMittal SA sr. unsec. unsub. bonds 10.85s, 2019 (France)	615,000	721,088

ArcelorMittal SA sr. unsec. unsub. bonds 6 1/8s, 2025 (France)	710,000	694,025

ArcelorMittal SA sr. unsec. unsub. notes 8s, 2039 (France)	480,000	453,600

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7 1/4s, 2022 (Canada)	725,000	554,625

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	776,000	613,040

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020 (Canada)	1,006,000	804,800

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	490,000	459,375

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6 7/8s, 2023	780,000	725,400

High Yield Advantage Fund 31

CORPORATE BONDS AND NOTES (86.9%)* cont.	Principal amount	Value

Metals cont.
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
3.55s, 2022 (Indonesia)	$115,000	$96,313

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	2,055,000	1,705,650

JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	1,670,000	1,703,400

Joseph T Ryerson & Son, Inc. 144A sr. notes 11s, 2022	980,000	1,006,950

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)	855,000	858,206

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	2,493,000	2,586,488

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	1,870,000	1,963,500

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2024	665,000	683,421

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/8s, 2021	285,000	290,523

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8 1/2s, 2024 (Canada)	160,000	164,200

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8s, 2021 (Canada)	240,000	245,400

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7 5/8s, 2021	2,017,000	1,411,900

17,741,904
Regional Bells (0.7%)
Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	180,000	167,850

Frontier Communications Corp. 144A sr. unsec. notes 11s, 2025	1,275,000	1,297,313

Frontier Communications Corp. 144A sr. unsec. notes
10 1/2s, 2022	1,875,000	1,952,344

Frontier Communications Corp. 144A sr. unsec. notes
8 7/8s, 2020	330,000	350,625

3,768,132
Retail (2.7%)
Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	1,491,000	1,271,078

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	985,000	398,925

Dollar Tree, Inc. 144A company guaranty sr. unsec. unsub. notes
5 3/4s, 2023	510,000	538,688

Dollar Tree, Inc. 144A company guaranty sr. unsec. unsub. notes
5 1/4s, 2020	360,000	375,300

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8 1/8s, 2019	1,070,000	1,094,075

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65s, 2020	240,000	222,000

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	1,295,000	1,133,125

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	1,835,000	1,784,538

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	100,000	111,375

L Brands, Inc. company guaranty sr. unsec. sub. notes
5 5/8s, 2022	620,000	661,850

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7 1/8s, 2028	1,230,000	1,107,000

32 High Yield Advantage Fund

CORPORATE BONDS AND NOTES (86.9%)* cont.	Principal amount	Value

Retail cont.
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8 3/4s, 2021 ‡‡	$2,185,000	$1,534,963

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8s, 2021	1,455,000	1,098,525

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 1/2s, 2026	650,000	645,125

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	1,770,000	1,814,250

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/8s, 2024	1,070,000	1,070,000

14,860,817
Technology (3.9%)
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	845,000	238,713

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	3,135,000	2,272,875

CommScope Technologies Finance, LLC 144A sr. unsec.
notes 6s, 2025	960,000	976,800

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr.
bonds 8.35s, 2046	250,000	254,495

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr.
notes 5.45s, 2023	1,365,000	1,387,991

First Data Corp. 144A company guaranty sr. unsec. unsub.
notes 7s, 2023	1,620,000	1,642,275

First Data Corp. 144A notes 5 3/4s, 2024	1,275,000	1,275,000

First Data Corp. 144A sr. notes 5 3/8s, 2023	1,135,000	1,163,375

Infor US, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022	2,820,000	2,587,350

Infor US, Inc. 144A company guaranty sr. notes 5 3/4s, 2020	397,000	415,814

Iron Mountain, Inc. company guaranty sr. unsec. notes 6s, 2023 R	1,620,000	1,688,850

Micron Technology, Inc. company guaranty sr. unsec. unsub.
notes 5 7/8s, 2022	1,525,000	1,387,750

Micron Technology, Inc. 144A sr. notes 7 1/2s, 2023	570,000	598,500

NXP BV/NXP Funding, LLC 144A Company guaranty sr. unsec.
notes 4 5/8s, 2023 (Netherlands)	1,515,000	1,522,590

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5 1/2s, 2023	1,430,000	1,422,850

SoftBank Corp. 144A company guaranty sr. unsec. unsub. notes
4 1/2s, 2020 (Japan)	515,000	529,163

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	412,000	201,880

Zebra Technologies Corp. sr. unsec. unsub. bonds 7 1/4s, 2022	1,555,000	1,658,019

21,224,290
Telecommunications (3.6%)
Altice Financing SA 144A company guaranty sr. notes 6 5/8s,
2023 (Luxembourg)	605,000	604,244

Altice Finco SA 144A company guaranty sr. unsec. unsub. notes
7 5/8s, 2025 (Luxembourg)	655,000	610,788

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)	960,000	832,800

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6 3/4s,
2023 (Jamaica)	2,185,000	1,922,800

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	580,000	394,400

High Yield Advantage Fund 33

CORPORATE BONDS AND NOTES (86.9%)* cont.	Principal amount	Value

Telecommunications cont.
Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7 3/4s, 2021 (Luxembourg)	$190,000	$56,525

Intelsat Luxembourg SA company guaranty sr. unsec. sub.
bonds 8 1/8s, 2023 (Luxembourg)	440,000	130,900

Level 3 Communications, Inc. sr. unsec. unsub. notes 5 3/4s, 2022	565,000	577,713

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5 3/8s, 2024	495,000	503,762

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5 3/8s, 2022	1,331,000	1,350,965

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	840,000	897,495

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6 7/8s, 2028	2,870,000	2,141,738

Sprint Communications, Inc. sr. unsec. notes 7s, 2020	370,000	315,888

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018	1,535,000	1,632,856

Sprint Corp. company guaranty sr. unsec. sub. notes
7 7/8s, 2023	3,150,000	2,457,000

Sprint Corp. company guaranty sr. unsec. sub. notes
7 1/4s, 2021	2,955,000	2,393,550

West Corp. 144A company guaranty sr. unsec. sub. notes
5 3/8s, 2022	2,355,000	2,137,163

Wind Acquisition Finance SA 144A company guaranty notes
7 3/8s, 2021 (Luxembourg)	960,000	908,400

Telephone (2.0%)		19,868,987
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 5/8s, 2023	1,450,000	1,533,375

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 3/8s, 2025	1,300,000	1,361,750

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 1/4s, 2021	1,167,000	1,222,433

T-Mobile USA, Inc. company guaranty sr. unsec. notes 6s, 2023	435,000	453,488

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836s, 2023	100,000	106,000

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633s, 2021	695,000	731,488

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022	2,195,000	2,315,725

Windstream Services, LLC company guaranty sr. unsec. notes
7 3/4s, 2021	1,960,000	1,710,100

Windstream Services, LLC company guaranty sr. unsec. notes
6 3/8s, 2023	1,935,000	1,488,750

10,923,109
Textiles (0.1%)
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub.
notes 4 5/8s, 2024	715,000	715,000

715,000
Tire and rubber (0.3%)
American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10 1/4s, 2022	1,510,000	1,308,038

Goodyear Tire & Rubber Co. (The) company guaranty sr. unsec.
notes 5s, 2026	375,000	379,219

		1,687,257

34 High Yield Advantage Fund

CORPORATE BONDS AND NOTES (86.9%)* cont.	Principal amount	Value

Transportation (0.8%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6 3/8s, 2023	$1,990,000	$1,935,275

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	2,580,000	2,567,100

4,502,375
Utilities and power (4.8%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	520,000	607,100

AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	2,355,000	2,355,000

AES Corp./Virginia (The) sr. unsec. notes 4 7/8s, 2023	660,000	651,750

AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	1,112,000	1,270,460

Boardwalk Pipelines LP company guaranty sr. unsec. unsub.
bonds 5.95s, 2026	415,000	416,096

Calpine Corp. sr. unsec. sub. notes 5 3/4s, 2025	2,080,000	2,012,400

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	605,000	633,738

Calpine Corp. 144A company guaranty sr. sub. notes
5 7/8s, 2024	370,000	387,575

Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85s, 2037	1,185,000	1,146,277

DPL, Inc. sr. unsec. sub. notes 6 1/2s, 2016	176,000	178,640

Dynegy, Inc. company guaranty sr. unsec. notes 7 3/8s, 2022	160,000	154,400

Dynegy, Inc. company guaranty sr. unsec. notes 6 3/4s, 2019	1,335,000	1,338,338

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7 5/8s, 2024	1,100,000	1,056,000

El Paso Natural Gas Co., LLC company guaranty sr. unsec. notes
8 5/8s, 2022	765,000	875,777

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11 3/4s, 2022 (In default) †	404,647	466,356

Energy Transfer Equity LP company guaranty sr. notes
7 1/2s, 2020	992,000	1,011,840

Energy Transfer Equity LP sr. sub. notes 5 7/8s, 2024	600,000	556,500

GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	740,000	521,700

GenOn Americas Generation, LLC sr. unsec. notes 8 1/2s, 2021	1,715,000	1,286,250

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	380,000	299,250

GenOn Energy, Inc. sr. unsec. sub. notes 9 7/8s, 2020	740,000	530,950

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7 7/8s, 2021	3,010,000	3,122,875

NRG Energy, Inc. 144A company guaranty sr. unsec. notes
7 1/4s, 2026	1,020,000	1,017,450

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5s, 2022	835,000	819,682

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	1,240,000	1,265,715

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	1,110,000	1,085,715

Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	1,515,000	1,454,400

		26,522,234

Total corporate bonds and notes (cost $501,381,951)		$476,857,872

High Yield Advantage Fund 35

SENIOR LOANS (5.6%)* [c]	Principal amount	Value

Basic materials (0.2%)
Kraton Polymers, LLC/Kraton Polymers Capital Corp. bank term
loan FRN Ser. B , 6s, 2022	$825,000	$815,719

Solenis International LP bank term loan FRN 7 3/4s, 2022	115,000	104,938

920,657
Capital goods (0.1%)
Manitowac Foodservice, Inc. bank term loan FRN 5 3/4s, 2023	649,846	654,449

654,449
Communication services (0.2%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	990,000	966,488

966,488
Consumer cyclicals (3.7%)
Academy, Ltd. bank term loan FRN Ser. B, 5s, 2022	1,512,503	1,463,977

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11 1/4s, 2017	2,913,849	2,917,492

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 11 3/4s, 2017	691,525	695,559

Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021	1,982,971	1,850,772

CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020	443,610	443,056

DBP Holding Corp. bank term loan FRN Ser. B, 5 1/4s, 2019	752,663	687,746

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	1,384,723	1,037,677

iHeartCommunications, Inc. bank term loan FRN Ser. D,
7.189s, 2019	1,534,000	1,176,705

J Crew Group, Inc. bank term loan FRN Ser. B, 4s, 2021	1,295,089	961,835

Jeld-Wen, Inc. bank term loan FRN 5 1/4s, 2021	796,204	796,867

Jeld-Wen, Inc. bank term loan FRN Ser. B, 4 3/4s, 2022	1,029,825	1,030,683

Navistar, Inc. bank term loan FRN Ser. B, 6 1/2s, 2020	1,717,061	1,622,622

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020	204,476	187,160

PET Acquisition Merger Sub, LLC bank term loan FRN Ser. B1,
5 3/4s, 2023	937,650	943,678

ROC Finance, LLC bank term loan FRN 5s, 2019	1,428,723	1,364,431

Scientific Games International, Inc. bank term loan FRN
Ser. B2, 6s, 2021	802,967	794,938

Talbots, Inc. (The) bank term loan FRN 9 1/2s, 2021	459,703	426,374

Talbots, Inc. (The) bank term loan FRN 5 1/2s, 2020	914,504	883,640

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	850,474	833,110

20,118,322
Consumer staples (0.1%)
Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	990,000	734,250

Energy (0.3%)		734,250
MEG Energy Corp. bank term loan FRN Ser. B, 3 3/4s,
2020 (Canada)	1,125,000	983,672

Western Refining, Inc. bank term loan FRN Ser. B2, 4 1/2s, 2023	490,000	480,813

1,464,485
Financials (—%)
iStar, Inc. bank term loan FRN Ser. A2, 7s, 2017 R	251,060	250,433

		250,433

36 High Yield Advantage Fund

SENIOR LOANS (5.6%)* [c] cont.		Principal amount	Value

Health care (0.5%)
AMAG Pharmaceuticals, Inc. bank term loan FRN Ser. B,
4 3/4s, 2021		$511,875	$508,036

Concordia Healthcare Corp. bank term loan FRN Ser. B, 5 1/4s,
2021 (Canada)		887,775	879,452

Multiplan, Inc. bank term loan FRN Ser. B, 5s, 2023		480,000	483,120

Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s,
2021 (Netherlands)		315,113	309,796

Quorum Health Corp. bank term loan FRN 6 3/4s, 2022		640,000	638,000

2,818,404
Technology (0.3%)
Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020		1,435,313	1,040,602

ON Semiconductor Corp. bank term loan FRN Ser. B,
5 1/4s, 2023		630,000	634,594

1,675,196
Utilities and power (0.2%)
Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.918s, 2017		3,273,299	1,025,829

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.918s, 2017		33,594	10,528

			1,036,357

Total senior loans (cost $34,261,909)			$30,639,041

CONVERTIBLE BONDS AND NOTES (0.4%)*		Principal amount	Value

iStar, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R		$728,000	$756,665

Jazz US Holdings, Inc. cv. company guaranty sr. unsec.
notes 8s, 2018		449,000	678,271

Navistar International Corp. cv. sr. unsec. sub. bonds
4 1/2s, 2018		481,000	276,274

ON Semiconductor Corp. 144A cv. company guaranty sr. unsec.
unsub. notes 1s, 2020		572,000	521,950

Total convertible bonds and notes (cost $2,125,704)			$2,233,160

SHORT-TERM INVESTMENTS (6.4%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.41% L	Shares	34,756,225	$34,756,225

U.S. Treasury Bills 0.25%, June 9, 2016 Δ		$111,000	110,996

Total short-term investments (cost $34,867,219)			$34,867,221

TOTAL INVESTMENTS

Total investments (cost $572,636,783)			$544,597,294

Key to holding’s currency abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s ab breviations
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

High Yield Advantage Fund 37

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2015 through May 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $548,900,333.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

ΔThis security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $102,457 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 5/31/16 (aggregate face value $5,665,467) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	Euro	Sell	6/15/16	$307,336	$300,659	$(6,677)

	Barclays Bank PLC
	Canadian Dollar	Sell	7/21/16	492,319	491,811	(508)

	Credit Suisse International
	British Pound	Buy	6/15/16	511,307	496,512	14,795

	British Pound	Sell	6/15/16	511,307	518,221	6,914

	Goldman Sachs International
	British Pound	Buy	6/15/16	750,593	729,457	21,136

	British Pound	Sell	6/15/16	750,593	760,669	10,076

	State Street Bank and Trust Co.
	Canadian Dollar	Sell	7/21/16	1,332,524	1,332,602	78

	UBS AG
	British Pound	Sell	6/15/16	1,120,675	1,035,536	(85,139)

	Total					$(39,325)

38 High Yield Advantage Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Convertible bonds and notes	$—	$2,233,160	$—

Corporate bonds and notes	—	476,857,872	—

Senior loans	—	30,639,041	—

Short-term investments	34,756,225	110,996	—

Totals by level	$34,756,225	$509,841,069	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(39,325)	$—

Totals by level	$—	$(39,325)	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

High Yield Advantage Fund 39

Statement of assets and liabilities 5/31/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $537,880,558)	$509,841,069
Affiliated issuers (identified cost $34,756,225) (Notes 1 and 5)	34,756,225

Cash	23,296

Interest and other receivables	9,105,881

Receivable for shares of the fund sold	266,606

Receivable for investments sold	4,116,164

Unrealized appreciation on forward currency contracts (Note 1)	52,999

Prepaid assets	40,929

Total assets	558,203,169

LIABILITIES

Payable for investments purchased	7,596,581

Payable for shares of the fund repurchased	431,554

Payable for compensation of Manager (Note 2)	260,832

Payable for custodian fees (Note 2)	12,823

Payable for investor servicing fees (Note 2)	159,134

Payable for Trustee compensation and expenses (Note 2)	309,915

Payable for administrative services (Note 2)	1,987

Payable for distribution fees (Note 2)	211,306

Unrealized depreciation on forward currency contracts (Note 1)	92,324

Other accrued expenses	226,380

Total liabilities	9,302,836

Net assets	$548,900,333

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$655,906,462

Undistributed net investment income (Note 1)	5,074,060

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(84,001,850)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(28,078,339)

Total — Representing net assets applicable to capital shares outstanding	$548,900,333

(Continued on next page)

40 High Yield Advantage Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($317,733,269 divided by 56,475,793 shares)	$5.63

Offering price per class A share (100/96.00 of $5.63)*	$5.86

Net asset value and offering price per class B share ($14,398,088 divided by 2,623,217 shares)**	$5.49

Net asset value and offering price per class C share ($18,740,160 divided by 3,427,281 shares)**	$5.47

Net asset value and redemption price per class M share ($77,769,602 divided by 13,860,851 shares)	$5.61

Offering price per class M share (100/96.75 of $5.61)†	$5.80

Net asset value, offering price and redemption price per class R share
($23,949,510 divided by 4,269,245 shares)	$5.61

Net asset value, offering price and redemption price per class Y share
($96,309,704 divided by 16,370,453 shares)	$5.88

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

High Yield Advantage Fund 41

Statement of operations Six months ended 5/31/16 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $66,279 from investments in affiliated issuers) (Note 5)	$18,368,448

Total investment income	18,368,448

EXPENSES

Compensation of Manager (Note 2)	1,490,615

Investor servicing fees (Note 2)	465,154

Custodian fees (Note 2)	10,309

Trustee compensation and expenses (Note 2)	20,314

Distribution fees (Note 2)	781,854

Administrative services (Note 2)	8,880

Other	175,997

Fees waived and reimbursed by Manager (Note 2)	(9,702)

Total expenses	2,943,421

Expense reduction (Note 2)	(393)

Net expenses	2,943,028

Net investment income	15,425,420

Net realized loss on investments (Notes 1 and 3)	(16,554,474)

Net increase from payments by affiliates (Note 2)	4,313

Net realized gain on foreign currency transactions (Note 1)	151,816

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(105,903)

Net unrealized appreciation of investments during the period	22,701,436

Net gain on investments	6,197,188

Net increase in net assets resulting from operations	$21,622,608

The accompanying notes are an integral part of these financial statements.

42 High Yield Advantage Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 5/31/16*	Year ended 11/30/15

Operations:
Net investment income	$15,425,420	$37,275,438

Net realized loss on investments
and foreign currency transactions	(16,398,345)	(5,997,239)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	22,595,533	(57,906,619)

Net increase (decrease) in net assets resulting
from operations	21,622,608	(26,628,420)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(9,089,187)	(23,786,491)

Class B	(368,728)	(766,355)

Class C	(456,809)	(985,512)

Class M	(2,206,227)	(5,105,607)

Class R	(677,800)	(1,441,385)

Class Y	(2,766,827)	(4,661,031)

Decrease from capital share transactions (Note 4)	(16,147,526)	(283,622,308)

Total decrease in net assets	(10,090,496)	(346,997,109)

NET ASSETS

Beginning of period	558,990,829	905,987,938

End of period (including undistributed net investment
income of $5,074,060 and $5,214,218, respectively)	$548,900,333	$558,990,829

* Unaudited.

The accompanying notes are an integral part of these financial statements.

High Yield Advantage Fund 43

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring,	Net asset value	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
May 31, 2016**	$5.56	.16	.07	.23	(.16)	(.16)	—	—	$5.63	4.35*	$317,733	.53* [f]	2.94* [f]	16*
November 30, 2015	6.11	.33	(.56)	(.23)	(.32)	(.32)	—	—	5.56	(3.89)	319,716	1.04	5.48	29
November 30, 2014	6.20	.33	(.10)	.23	(.32)	(.32)	—	—	6.11	3.79	529,990	1.03	5.34	43
November 30, 2013	6.12	.36	.11	.47	(.39)	(.39)	— [d]	—	6.20	7.84	565,904	1.04	5.85	49
November 30, 2012	5.62	.40	.50	.90	(.40)	(.40)	— [d]	—	6.12	16.55	652,557	1.04	6.74	40
November 30, 2011	5.90	.43	(.27)	.16	(.44)	(.44)	— [d]	— [e]	5.62	2.58	510,880	1.04	7.25	57

Class B
May 31, 2016**	$5.43	.14	.06	.20	(.14)	(.14)	—	—	$5.49	3.89*	$14,398	.91* [f]	2.57* [f]	16*
November 30, 2015	5.98	.28	(.55)	(.27)	(.28)	(.28)	—	—	5.43	(4.67)	14,147	1.79	4.75	29
November 30, 2014	6.06	.28	(.08)	.20	(.28)	(.28)	—	—	5.98	3.23	16,893	1.78	4.59	43
November 30, 2013	5.99	.31	.10	.41	(.34)	(.34)	— [d]	—	6.06	6.98	17,154	1.79	5.07	49
November 30, 2012	5.52	.35	.48	.83	(.36)	(.36)	— [d]	—	5.99	15.48	15,257	1.79	5.94	40
November 30, 2011	5.80	.38	(.27)	.11	(.39)	(.39)	— [d]	— [e]	5.52	1.84	8,076	1.79	6.50	57

Class C
May 31, 2016**	$5.41	.14	.06	.20	(.14)	(.14)	—	—	$5.47	3.93*	$18,740	.91* [f]	2.57* [f]	16*
November 30, 2015	5.96	.28	(.55)	(.27)	(.28)	(.28)	—	—	5.41	(4.70)	17,292	1.79	4.75	29
November 30, 2014	6.04	.28	(.08)	.20	(.28)	(.28)	—	—	5.96	3.24	25,229	1.78	4.59	43
November 30, 2013	5.97	.31	.10	.41	(.34)	(.34)	— [d]	—	6.04	7.01	28,949	1.79	5.08	49
November 30, 2012	5.50	.35	.48	.83	(.36)	(.36)	— [d]	—	5.97	15.52	29,271	1.79	5.95	40
November 30, 2011	5.78	.37	(.25)	.12	(.40)	(.40)	— [d]	— [e]	5.50	1.90	15,915	1.79	6.49	57

Class M
May 31, 2016**	$5.54	.15	.08	.23	(.16)	(.16)	—	—	$5.61	4.25*	$77,770	.66* [f]	2.82* [f]	16*
November 30, 2015	6.10	.31	(.56)	(.25)	(.31)	(.31)	—	—	5.54	(4.26)	81,256	1.29	5.25	29
November 30, 2014	6.19	.32	(.10)	.22	(.31)	(.31)	—	—	6.10	3.59	112,526	1.28	5.10	43
November 30, 2013	6.11	.34	.12	.46	(.38)	(.38)	— [d]	—	6.19	7.64	134,948	1.29	5.58	49
November 30, 2012	5.62	.39	.49	.88	(.39)	(.39)	— [d]	—	6.11	16.13	123,203	1.29	6.51	40
November 30, 2011	5.90	.42	(.27)	.15	(.43)	(.43)	— [d]	— [e]	5.62	2.37	130,758	1.29	7.00	57

Class R
May 31, 2016**	$5.54	.15	.08	.23	(.16)	(.16)	—	—	$5.61	4.25*	$23,950	.66* [f]	2.82* [f]	16*
November 30, 2015	6.10	.31	(.56)	(.25)	(.31)	(.31)	—	—	5.54	(4.26)	24,431	1.29	5.25	29
November 30, 2014	6.19	.32	(.10)	.22	(.31)	(.31)	—	—	6.10	3.59	28,807	1.28	5.08	43
November 30, 2013	6.11	.35	.11	.46	(.38)	(.38)	— [d]	—	6.19	7.64	24,687	1.29	5.59	49
November 30, 2012	5.62	.39	.49	.88	(.39)	(.39)	— [d]	—	6.11	16.13	26,120	1.29	6.46	40
November 30, 2011	5.90	.41	(.26)	.15	(.43)	(.43)	— [d]	— [e]	5.62	2.37	16,209	1.29	6.98	57

Class Y
May 31, 2016**	$5.80	.17	.08	.25	(.17)	(.17)	—	—	$5.88	4.45*	$96,310	.41* [f]	3.07* [f]	16*
November 30, 2015	6.37	.35	(.58)	(.23)	(.34)	(.34)	—	—	5.80	(3.86)	102,149.79		5.74	29
November 30, 2014	6.44	.36	(.09)	.27	(.34)	(.34)	—	—	6.37	4.16	192,542.78		5.61	43
November 30, 2013	6.34	.38	.12	.50	(.40)	(.40)	— [d]	—	6.44	8.10	232,251.79		6.00	49
November 30, 2012	5.81	.43	.52	.95	(.42)	(.42)	— [d]	—	6.34	16.76	119,803.79		6.99	40
November 30, 2011	6.08	.46	(.28)	.18	(.45)	(.45)	— [d]	— [e]	5.81	2.88	113,815.79		7.49	57

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44 High Yield Advantage Fund	High Yield Advantage Fund 45

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Amount represents less than $0.01 per share.

e  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f  Reflects a voluntary waiver of certain fund expenses in effect during the period . As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class. (Note 2).

The accompanying notes are an integral part of these financial statements.

46 High Yield Advantage Fund

Notes to financial statements 5/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2015 through May 31, 2016.

Putnam High Yield Advantage Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below-investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). The fund may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

High Yield Advantage Fund 47

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

48 High Yield Advantage Fund

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $92,324 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $110,989 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

High Yield Advantage Fund 49

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At November 30, 2015, the fund had a capital loss carryover of $67,466,309 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$2,147,944	$5,992,548	$8,140,492	*

59,325,817	—	59,325,817	November 30, 2017

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $572,773,979, resulting in gross unrealized appreciation and depreciation of $13,947,655 and $42,124,340, respectively, or net unrealized depreciation of $28,176,685.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds, sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,

0.670%	of the next $5 billion,	0.500%	of the next $50 billion,

0.620%	of the next $10 billion,	0.490%	of the next $100 billion and

0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.282% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments

50 High Yield Advantage Fund

under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $9,702.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management has agreed to reimburse the fund $4,313 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$268,124	Class R	20,689

Class B	12,022	Class Y	82,262

Class C	14,787	Total	$465,154

Class M	67,270

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $393 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $387, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

High Yield Advantage Fund 51

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$380,309	Class M	190,848

Class B	68,196	Class R	58,673

Class C	83,828	Total	$781,854

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,973 and $96 from the sale of class A and class M shares, respectively, and received $3,472 and $164 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $66 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$78,233,116	$102,332,137

U.S. government securities (Long-term)	—	—

Total	$78,233,116	$102,332,137

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/16		Year ended 11/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	5,007,675	$27,196,052	9,020,525	$53,802,667

Shares issued in connection with
reinvestment of distributions	1,485,284	7,976,828	3,605,484	21,397,671

	6,492,959	35,172,880	12,626,009	75,200,338

Shares repurchased	(7,558,697)	(40,687,482)	(41,761,776)	(245,985,964)

Net decrease	(1,065,738)	$(5,514,602)	(29,135,767)	$(170,785,626)

52 High Yield Advantage Fund

	Six months ended 5/31/16		Year ended 11/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	208,439	$1,106,159	319,139	$1,867,006

Shares issued in connection with
reinvestment of distributions	57,757	302,923	106,266	614,531

	266,196	1,409,082	425,405	2,481,537

Shares repurchased	(250,716)	(1,318,393)	(642,813)	(3,740,193)

Net increase (decrease)	15,480	$90,689	(217,408)	$(1,258,656)

	Six months ended 5/31/16		Year ended 11/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	869,754	$4,547,086	690,057	$3,986,378

Shares issued in connection with
reinvestment of distributions	69,363	362,939	128,031	738,604

	939,117	4,910,025	818,088	4,724,982

Shares repurchased	(710,357)	(3,702,986)	(1,853,052)	(10,812,363)

Net increase (decrease)	228,760	$1,207,039	(1,034,964)	$(6,087,381)

	Six months ended 5/31/16		Year ended 11/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	47,135	$247,889	194,531	$1,159,113

Shares issued in connection with
reinvestment of distributions	17,439	93,484	33,147	195,751

	64,574	341,373	227,678	1,354,864

Shares repurchased	(865,020)	(4,663,989)	(4,003,009)	(23,831,194)

Net decrease	(800,446)	$(4,322,616)	(3,775,331)	$(22,476,330)

	Six months ended 5/31/16		Year ended 11/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	698,781	$3,754,025	1,301,857	$7,750,500

Shares issued in connection with
reinvestment of distributions	126,598	677,800	244,022	1,441,220

	825,379	4,431,825	1,545,879	9,191,720

Shares repurchased	(965,005)	(5,174,902)	(1,857,503)	(11,004,316)

Net decrease	(139,626)	$(743,077)	(311,624)	$(1,812,596)

	Six months ended 5/31/16		Year ended 11/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,138,232	$12,239,202	9,888,933	$58,925,370

Shares issued in connection with
reinvestment of distributions	478,287	2,683,996	727,100	4,473,374

	2,616,519	14,923,198	10,616,033	63,398,744

Shares repurchased	(3,851,652)	(21,788,157)	(23,246,301)	(144,600,463)

Net decrease	(1,235,133)	$(6,864,959)	(12,630,268)	$(81,201,719)

High Yield Advantage Fund 53

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$21,290,706	$66,822,170	$53,356,651	$66,279	$34,756,225

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$8,000,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$52,999	Payables	$92,324

Total		$52,999		$92,324

54 High Yield Advantage Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$159,358	$159,358

Total	$159,358	$159,358

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(108,482)	$(108,482)

Total	$(108,482)	$(108,482)

High Yield Advantage Fund 55

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

			Credit Suisse	Goldman Sachs	State Street Bank and
	Bank of America N.A.	Barclays Bank PLC	International	International	Trust Co.	UBS AG	Total

Assets:

Forward currency contracts#	$—	$—	$21,709	$31,212	$78	$—	$52,999

Total Assets	$—	$—	$21,709	$31,212	$78	$—	$52,999

Liabilities:

Forward currency contracts#	6,677	508	—	—	—	85,139	92,324

Total Liabilities	$6,677	$508	$—	$—	$—	$85,139	$92,324

Total Financial and Derivative Net Assets	$(6,677)	$(508)	$21,709	$31,212	$78	$(85,139)	$(39,325)

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$(85,139)

Net amount	$(6,677)	$(508)	$21,709	$31,212	$78	$—

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

56 High Yield Advantage Fund	High Yield Advantage Fund 57

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund*
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

58 High Yield Advantage Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

High Yield Advantage Fund 59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60 High Yield Advantage Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

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BROCKTON, MA
PERMIT NO. 600

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SA032
301179 7/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam High Yield Advantage Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2016